UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________
FORM 8-K
____________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2025
Brilliant Earth Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40836	87-1015499
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Grant Avenue, Third Floor, San Francisco, CA		94108
(Address of Principal Executive Offices)		(Zip Code)
Registrant's telephone number, including area code: (800) 691-0952

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	BRLT	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02. Termination of a Material Definitive Agreement.

On August 4, 2025, Brilliant Earth, LLC prepaid all amounts outstanding, including principal. interest and fees (approximately, $35.1 million) under the term loan facility of the Credit Agreement (the “Credit Agreement”), dated as of May 24, 2022 as amended through the date hereof, by and among Brilliant Earth, LLC and, the several banks and other financial institutions or entities from time to time party to the Credit Agreement, and Silicon Valley Bank, A Division of First-Citizens Bank & Trust Company, as the Issuing Lender and the Swingline Lender and as administrative agent and collateral agent for the Lenders and terminated all commitments outstanding under the Credit Agreement. The Credit Agreement provided Brilliant Earth, LLC with the ability to borrow up to $105,000,000 consisting of the term loan facility in an aggregate principal amount of $65,000,000 and a revolving loan facility in an aggregate principal amount of up to $40,000,000. As of August 4, 2025, there were no amounts outstanding under the revolving loan facility of the Credit Agreement.

Absent termination, any borrowings under the Credit Agreement would have matured and been payable on May 24, 2027. Brilliant Earth, LLC’s borrowings under the Credit Agreement bore interest, at its option, based on either a base rate or a SOFR rate, plus an applicable margin.

Item 2.02	Results of Operations and Financial Condition.
On August 7, 2025, Brilliant Earth Group, Inc. issued a press release announcing its financial results for the three and six months ended June 30, 2025. A copy of such press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished under this Item 2.02, including the press release attached as Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

Item 8.01 Other Events.

The Company also announced today that its Board of Directors has declared a one-time cash dividend and distribution of $0.25 per share to holders of its Class A Common Stock and holders of common units of Brilliant Earth, LLC, respectively. The distribution from Brilliant Earth, LLC will total approximately $25.3 million, of which a pro rata portion will be used by the Company to fund the dividend. Payment of the dividend will be made on September 8, 2025 to holders of record of the Company’s Class A Common Stock as of the close of business on August 22, 2025.

Any future determination as to the declaration and payment of dividends, if any, will be at the discretion of the Company’s Board of Directors, subject to the requirements of applicable law, compliance with contractual restrictions, and covenants in the agreements governing our current and future indebtedness. Any such determination will also depend upon our business prospects, results of operations, financial condition, cash requirements and availability, industry trends, and other factors that our Board of Directors may deem relevant.

Forward-Looking Statements
This Current Report in Form 8-K contains forward-looking statements. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements other than statements of historical facts contained in this press release may be forward-looking statements. Statements regarding our future results of operations and financial position, our plans to pay a cash dividend, and statements about the future declarations of dividends, are forward-looking statements. In some cases, you can identify forward-looking statements by terms, such as "ahead," “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “evolve,” “expect,” "future," “intend,” “may,” “plan,” “potential,” “predict,” “seek,” “should,” “strategy,” “target,” “will,” or “would,” or the negative of these terms or other similar expressions. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, and uncertainties that are difficult to predict. You should not rely upon forward-looking statements as predictions of future events. We have based these forward-looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. These forward-looking statements are subject to a number of risks, uncertainties, and assumptions, including, but not limited to: fluctuations in the pricing and supply of diamonds, other gemstones, and precious metals, particularly responsibly sourced natural and lab-grown diamonds and repurposed precious metals such as gold; an overall decline in the health of the economy and other factors impacting consumer spending, such as recessionary or inflationary conditions, governmental instability, the impact of any changes in trade policy, including the imposition of new or increased tariffs on goods imported into the United States and any resulting retaliatory trade actions by other governments, war and fears of war, and natural disasters; if we fail to cost-effectively turn existing customers into repeat customers or acquire new customers; our rapid growth in recent years and limited operating experience at our current scale of operations; our ability to manage growth effectively; increased lead times, supply shortages, and supply changes; our expansion plans in the United States; our ability to compete in the fine jewelry retail industry; our ability to maintain and enhance our brand and to engage or expand our base of customers; our ability to effectively develop and expand our sales and marketing capabilities and increase our customer base and achieve broader market acceptance of our e-commerce and omnichannel approach to shopping for fine jewelry; our profitability and cash flow being negatively affected if we are not successful in managing our inventory balances and inventory shrinkage; a decline in sales of Design Your Own rings; our heavy reliance on our information technology systems, as well as those of our third-party vendors and service providers, for our business to effectively operate and to safeguard confidential information and risks related to any significant failure, inadequacy or interruption of these systems, security breaches or loss of data; the impact of environmental, social, and governance matters on our business and reputation; our ability to manage risks related to our e-commerce and omnichannel business; our ability to effectively anticipate and respond to changes in consumer preferences and shopping patterns; and introduce new products and programs that appeal to new or existing customers; our dependence on distributions from Brilliant Earth, LLC, our principal asset, to pay our taxes and expenses, including payments under the Tax Receivable Agreement; risks related to our obligations to make substantial cash payments under the Tax Receivable Agreement and risks related to our organizational structure; and the other risks, uncertainties and the factors described in the section titled “Risk Factors” in our Annual Report on Form10-K for the year ended December 31, 2024, which was filed with the SEC on March 13, 2025 and is available at www.sec.gov. We qualify all of our forward-looking statements by these cautionary statements. These forward-looking statements speak only as of the date of this press release. Except as required by applicable law, we undertake no obligation to update or revise any forward-looking statements contained in this press release, whether as a result of any new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of Brilliant Earth Group, Inc., dated August 7, 2025

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRILLIANT EARTH GROUP, INC.

Date: August 7, 2025	By:	/s/ Jeffrey Kuo
Jeffrey Kuo
Chief Financial Officer